                                                                           2649S

                            TRANSPORTATION AGREEMENT

         THIS AGREEMENT is made and entered into this 1st day of October, 1990, by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter", and WASHINGTON NATURAL GAS COMPANY, hereinafter referred to as "Shipper".

RECITALS:

         A.      Shipper is a local distribution company of natural gas.

         B. Shipper owns or controls certain supplies of natural gas which it desires Transporter to transport for Shipper's account pursuant to Part 284 of the regulations of the Federal Energy Regulatory Commission ("FERC").

         C. Shipper has made a complete written request to Transporter for the transportation service described herein on February 10, 1989.

AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

                  ARTICLE I - GAS DELIVERIES AND REDELIVERIES

         1.1 Subject to the terms, conditions and limitations hereof, Transporter agrees to receive from Shipper at the Receipt Point(s) specified in Exhibit A herein, transport and deliver to Shipper at the Delivery Point(s) specified in Exhibit B herein, the following quantities of natural gas, known as Transportation Contract Demand:

         Up to 32,800 MMBtu's/day provided that Transporter's receipt of gas at any receipt point for Shipper's account hereunder on any day shall not exceed the maximum daily quantity set forth for such receipt point on Exhibit "A" hereto, and provided that Transporter's daily obligation to deliver gas to Shipper at any delivery point under this Transportation Agreement shall not exceed the Maximum Daily Delivery Obligation ("MDDO") set forth in Exhibit "B" of this Agreement.

         1.2 Pursuant to Article XIV of the General Transportation Terms and Conditions applicable to this Agreement, Shipper has elected to furnish fuel and lost or unaccounted for gas volumes in-kind. Transporter may receive volumes of gas in excess of the maximum daily quantity set forth in Section 1.1 when necessary to cover such fuel gas reimbursement while making full delivery of such maximum daily quantity or to cover certain balancing receipts agreed to by the parties.

         1.3  Such transportation shall be on a firm basis.

         3.5      (Section 3.5 shall be applicable only for the transportation
of imported natural gas.)   Shipper hereby acknowledges and agrees that either
it or its buyer or seller is the "importer of record" and it will comply with all requirements for reporting and submitting payment of duties, fees, and taxes to the United States or agencies thereof to be made on imported natural gas and for making the declaration of entry pursuant to 19 CFR Section 141.19. Shipper agrees to indemnify and hold Transporter harmless from any and all claims of damage or violation of any applicable laws, ordinances and statutes which pertain to the importation of the gas transported hereunder and which require reporting and/or filing of fees in connection with said import.

                               ARTICLE IV - TERM

         4.1 This Agreement becomes effective the date first written above and shall remain in full force and effect until October 31, 2004 and year to year thereafter, subject to termination by either party either at the expiration of the primary term or upon any anniversary thereafter by giving written notice so stating to the other party at least twelve (12) months in advance.

             ARTICLE V - WARRANTY OF ELIGIBILITY FOR TRANSPORTATION

         5.1 Any shipper under this Rate Schedule warrants for itself, its successors and assigns, that all gas delivered to Transporter for transportation hereunder shall be eligible for transportation in interstate commerce under applicable rules, regulations or orders of the FERC. Shipper will indemnify Transporter and save it harmless from all suits, actions, damages, costs, losses, expenses (including reasonable attorney fees) and regulatory proceedings, arising from breach of this warranty.

                              ARTICLE VI - NOTICES

         6.1 Unless herein provided to the contrary, any notice called for in this Transportation Agreement shall be in writing and shall be considered as having been given if delivered personally, or by mail or telegraph with all postage and charges prepaid to either Shipper or Transporter at the place designated. Routine communications shall be considered as duly delivered when mailed by ordinary mail. Normal operating instructions can be made by telephone. Unless changed, the addresses of the parties are as follows:

                                        NORTHWEST PIPELINE CORPORATION
                                        P. 0. BOX 58900
                                        SALT LAKE CITY,  UTAH  84158-0900

Statements:                             Attention:  T&E Accounting (MS-10496)
Payments:                               Attention:  Cash Control (MS-10491)
Contractual Notices:                    Attention:  Marketing (MS-10361)
Other Notices:                          Attention:  T&E Management (MS-10334)

                                        WASHINGTON NATURAL GAS COMPANY
                                        815 Mercer Street
                                        Seattle, Washington 98109
                                          Attn:  John F. Stefani
                                          Vice President Gas Supply &
                                          Industrial Marketing





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                    ARTICLE VII - OTHER OPERATING PROVISIONS

         7.1 Pursuant to Section 5.3 of the General Transportation Terms and Conditions of Transporter's FERC Gas Tariff, Original Volume No. 1-A, Shipper shall make payments to Transporter hereunder by wire transfer of immediately available funds by the due date set forth herein. Such funds shall be wire transferred to the First Interstate Bank of Utah located in Salt Lake City, Utah for Transporter's account No. 02-00986-8.

           ARTICLE VIII - ADJUSTMENTS TO GENERAL TERMS AND CONDITIONS

         8.1 Certain of the General Transportation Terms and Conditions are to be adjusted for the purpose of this Agreement, as specified below:

                                     None.

                ARTICLE IX - CANCELLATION OF PRIOR AGREEMENT(S)

         9.1 When this Agreement takes effect, it supersedes, cancels and terminates the following agreements(s):

                                     None.

                       ARTICLE X - SUCCESSORS AND ASSIGNS

         10.1 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No assignment or transfer by either party hereunder shall be made without written approval of the other party. Such approval shall not be unreasonably withheld. As between the parties hereto, such assignment shall become effective on the first day of the month following written notice that such assignment has been effectuated.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above set forth.

Washington Natural Gas Company        NORTHWEST PIPELINE CORPORATION
- ----------------------------------             (Transporter)
             Shipper


By: /s/     JOHN F. STEFANI           By: /s/   TIM J. HAUSLER
   -------------------------------        --------------------------

Name: John F. Stefani                 Name: Tim J. Hausler
      ----------------------------          -------------------------

Title: Vice President Gas Supply &    Title:  Vice President
       Industrial Marketing                   Marketing and Customer Services


       /s/  J. Gary Nece              Attest: /s/  Karrie L. Hummel
       ---------------------------            -------------------------------
       Attorney-in-Fact                       Assistant Secretary



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                                  EXHIBIT "A"
                                     to the
                            TRANSPORTATION AGREEMENT
                             DATED October 1, 1990
                                    between
                         NORTHWEST PIPELINE CORPORATION
                                      and
                         WASHINGTON NATURAL GAS COMPANY

                                 RECEIPT POINTS
                                 --------------

                                                  Maximum Daily Quantity ("MDQ")
Receipt Point                                         For Each Receipt Point
- -------------                                     -----------------------------
Sumas                                                    32,800 MMBtu/day



TOTAL MDQ MUST EQUAL TOTAL TRANSPORTATION CONTRACT DEMAND





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

                                 EXHIBIT "B"
                                    to the
                           TRANSPORTATION AGREEMENT
                            DATED October 1. 1990
                                   between
                        NORTHWEST PIPELINE CORPORATION
                                     and
                        WASHINGTON NATURAL GAS COMPANY

                                DELIVERY POINTS
                                ---------------

                                              Maximum Daily Delivery Obligation
                                                           ("MDDO")
Delivery Point                                      For Each Delivery Point
- --------------                                ---------------------------------
South Seattle                                               32,800


TOTAL MDDO MUST EQUAL TOTAL TRANSPORTATION CONTRACT DEMAND





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